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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 2-84376



               SUPPLEMENT DATED JULY 25, 2002 TO THE PROSPECTUS
             OF MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND
                            DATED FEBRUARY 28, 2002




     On July 25, 2002, the Board of Trustees of Morgan Stanley Select Municipal Reinvestment Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Tax-Exempt Securities Trust ("Tax-Exempt"), pursuant to which substantially all of the assets of the Fund would be combined with those of the Class A shares of Tax-Exempt and shareholders of the Fund would become shareholders of Tax-Exempt receiving Class A shares of Tax-Exempt equal to the value of their holdings in the Fund (the "Reorganization"). Additionally, shareholders of the Fund will be able to utilize the Class A shares of Tax-Exempt as an investment option for reinvesting distributions received on their holdings in certain unit investment trusts without the imposition of a sales charge. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on December 10, 2002. A proxy statement formally detailing the proposal, the reasons for the Trustees' action and the information concerning Tax-Exempt will be distributed to shareholders of the Fund.